UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 2, 2006 (May 1, 2006)

NetRatings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27907	77-0461990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 West 45th Street, 35th Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code   (212) 703-5900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

1.           On May 1, 2006, the Compensation Committee (the "Committee") of the Board of Directors of NetRatings, Inc. (the "Company") approved the grant of the following number of shares of restricted stock to the following executive officers of the Company pursuant to the Company’s Amended and Restated 1998 Stock Plan.

Name and Position	Shares

William Pulver, President and Chief Executive Officer	40,000
Todd Sloan, Executive Vice President of Corporate Development, Chief Financial Officer and Secretary	25,000
Manish Bhatia, Executive Vice President, Global Operations and U.S. Sales	25,000

Up to one-half of the shares of restricted stock will vest in the first quarter of 2008 if the Company’s financial performance during the 2006-2007 period achieves certain cumulative targets.  All (or the remaining) shares of restricted stock subject to these grants will vest in the first quarter of 2009 if the Company’s financial performance during the 2006-2008 period achieves certain cumulative targets. In the event of a change of control of the Company, the vesting of the shares of restricted stock will convert to time-based in accordance with the following schedule: (i) one-third of the shares will vest on February 28, 2007; (ii) one-third of the shares will vest on February 28, 2008; and (iii) one-third of the shares will vest on February 28, 2009.

2.            In July 2004, the Company entered into retention agreements with each of the independent members of the Board of Directors of the Company (the “Retention Agreements”). The Retention Agreements provided that in the event of an Involuntary Termination (as defined therein), then the unvested portion of any stock option(s) held by the directors would immediately accelerate and become fully vested. In light of the Company’s decision to grant restricted stock to the independent directors of the Company in lieu of stock options, on May 1, 2006, the Board of Directors of the Company approved an amendment to the Retention Agreements to provide that any unvested shares of restricted stock held by a director would also accelerate and become fully vested in the event of an Involuntary Termination.

The above summary is qualified in its entirety by reference to the form of retention agreement, a copy of which is included as Exhibit 99.1 of this Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Form of Amended and Restated Retention Agreement, dated May 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2006

NETRATINGS, INC.

By:	/s/ William Pulver
William Pulver President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Form of Amended and Restated Retention Agreement, dated May 1, 2006.